Taxes	12 Months Ended
Dec. 31, 2024
Taxes [Abstract]
Taxes	Taxes
25.1 Recoverable taxes
Recoverable taxes are mainly the result of higher interim payments of value added tax and income tax in Mexico during 2024 compared to the current year's provision, which will be offset in future years. Operations in Guatemala, Panama, Nicaragua, and Colombia are subject to a minimum tax. In Guatemala and Colombia, this tax is recoverable only under certain circumstances. Guatemala's tax base is determined by considering the greater of total assets and net income; in Colombia, the taxable base is stockholders' equity.
25.2 Taxation of beverages
As of December 31, 2024, all the countries where the Company operates, with the exception of Panama, impose value added tax on the sale of carbonated beverages, with a rate of 16.0% in Mexico, 12.0% in Guatemala, 15.0% in Nicaragua, 13.0% in Costa Rica, 19.0% in Colombia, 21.0% in Argentina, 22.0% in Uruguay, and in Brazil 16.0% in the state of Rio de Janeiro, 17.0% in the state of Santa Catarina, 18.0% in the states of São Paulo, Minas Gerais, Rio Grande do Soul and Paraná, 19.0% in the state of Goiás and 20.0% in the states of Mato Grosso do Sul and Rio Grande do Sul. The states of Rio de Janeiro, Goiás, Minas Gerais and Paraná also charge an additional 2.0% on sales as a contribution to a poverty eradication fund. In Brazil, value-added tax is accrued and added, along with federal sales tax, on the taxable base. In addition, we are responsible for collecting and collecting value-added tax from each of our retailers in Brazil, based on the average retail prices for each state where we operate, defined mainly through a survey conducted by the government of each state, which in 2024 represented for us an average taxation of approximately 16.9% on net sales.
Several of the countries in which the Company operates impose excise duties or other taxes, as follows:
•Mexico imposes a special tax on the production, sale, and import of beverages with added sugar and high-fructose corn syrup (HFCS), which from January 1, 2024 to December 31, 2024 was Ps.1.5737 per liter. This special tax applies only to the first sale, and we take care of collecting it and paying it. As of January 1, 2025, the excise tax was equal to Ps.1.6451 per liter. This excise tax rate will be in effect until December 31, 2025, and thereafter will be subject to an annual increase based on the previous year's inflation rate.
•Guatemala imposes a special tax of 18 cents in local currency (Ps.0.48 as of December 31, 2024) per liter of carbonated beverage.
•Costa Rica imposes a specific tax on non-alcoholic carbonated bottled beverages based on the combination of packaging and flavor, currently assessed at 21.07 colones (Ps.0.84 as of December 31, 2024) per 250 ml, and a special tax (which is a contribution to the National Institute of Rural Development) currently assessed at 7.208 colones (approximately Ps.0.28 as of December 31, 2024) per 250 ml.
•Nicaragua imposes a 15.0% tax on beverages, except for water and municipalities impose a 1.0% tax on our Nicaraguan gross sales.
•Panama imposes a 7.0% excise tax on carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, and a 10.0% tax on syrups, powders, and concentrates used to produce sugary drinks. In addition, Panama imposes a 5.0% excise tax on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, whether imported or locally produced. Beverages derived from dairy products, grains or cereals, nectars, fruit and vegetable juices with natural fruit concentrates are exempt from this tax.
•Argentina imposes an excise tax of 8.7% on carbonated beverages containing less than 5.0% lemon juice or less than 10.0% fruit juice, and a 4.2% excise tax on sparkling water and flavored carbonated beverages with a fruit juice content of 10.0% or more, although this excise tax is not applicable to some of our products.
•Brazil levies a production consumption tax of about 2.6% and a sales tax of about 12.0% on net sales. Except for sales to wholesalers, these production and sales taxes apply only to the first sale, and we are responsible for collecting and collecting these taxes from each of our retailers. In the case of sales to wholesalers, they are entitled to recover sales tax and to collect this tax again for the resale of our products to retailers.
•Colombia. Colombian municipalities impose a sales tax ranging from 0.35% to 1.2% of net sales. On November 1, 2023, a new tax of 18 Colombian pesos (approximately Ps.0.08 as of December 31, 2024) was applied to beverages with 6 to 10 grams of added sugar per 100 ml, while beverages with more than 10 grams of added sugar per 100 ml were taxed at 35 Colombian pesos (approximately Ps.0.16 as of December 31, 2024). From January 1, 2024 to December 31, 2024, the excise tax increased to 28 Colombian pesos (approximately Ps.0.13 as of December 31, 2024) for beverages containing 6 to 10 grams of added sugar per 100 ml, and to 55 Colombian pesos (approximately Ps.0.25 as of December 31, 2024) for beverages with more than 10 grams of added sugar per 100 ml. From January 1, 2025 to December 31, 2025, the excise tax will be increased to 38 Colombian pesos (approximately Ps.0.18 to December 31, 2024) for beverages containing 5 to 9 grams of added sugar per 100 ml, and to 65 Colombian pesos (approximately Ps. 0.30 to December 31, 2024) for beverages with more than 9 grams of added sugar per 100 ml.
•Uruguay applies an excise tax of 19.0% on carbonated soft drinks, an excise tax of 12.0% on fruit juice-based beverages containing at least 10.0% natural fruit juice (or at least 5.0% natural fruit juice content in the case of lemons), and an 8.0% excise tax on sparkling water and still water.
25.3 Tax reforms
Mexico
Pursuant to the amendments to Mexican tax laws effective January 1, 2022, Mexican issuers are jointly and severally liable for taxes payable on gains arising from the sale or disposition of their shares or securities representing their shares, as ADSs, by majority shareholders who are not residents of Mexico and do not have a permanent establishment in Mexico for tax purposes. As it relates to other Mexican non-residents who do not have a permanent establishment in Mexico for tax purposes, Mexican issuers are also jointly and severally liable to the extent that such issuers fail to provide certain information regarding such sale or disposition to Mexican tax authorities. For the purposes of this rule, “majority shareholders” shall be understood as shareholders who are identified in the reports submitted by the Mexican issuer to the CNBV annually as (i) directors or officers who directly or indirectly own 1.0% or more of the Mexican issuer's share capital, (ii) shareholders who directly or indirectly own 5.0% or more of the Mexican issuer's share capital, or (iii) within the ten largest shareholders of the Mexican share capital of the Mexican issuer based on direct ownership of the shares of the share capital. Although in some cases the Mexican tax authorities have indicated that this reporting obligation would only apply to transfers of shares or securities representing shares that result in a change of control, there are no established criteria or general interpretations in this regard issued by the Mexican tax authorities. There is currently no obligation on the part of Mexican non-residents to report to Mexican issuers their sales or disposals of shares or securities representing shares, which limits our ability to comply with our reporting obligations to Mexican tax authorities. Therefore, the amount of a potential tax liability is uncertain and difficult to determine given the lack of mechanisms and procedures to obtain the required information, including the application of any available tax treaty, applicable to the trading of publicly traded securities by Mexican non-residents.
Colombia
In December 2022, a new tax reform was approved in Colombia, which began to be applied during 2023. The main changes are as follows:
•Introduction of an excise duty on beverages with added sugar based on the following timetable:
◦From November 1, 2023 to December 30, 2023, a tax of 18 Colombian pesos (approximately Ps.0.08 to December 31, 2023) was applied to beverages containing 6 to 10 grams of added sugar per 100 ml and a tax of 35 Colombian pesos (approximately Ps.0.16 to December 31, 2024) was applied to beverages with more than 10 grams of added sugar per 100 ml;
◦From January 1, 2024 to December 31, 2024, a tax of 28 Colombian pesos (approximately Ps.0.13 to December 31, 2024) was applied to beverages containing 6 to 10 grams of added sugar per 100 ml and a tax of 55 Colombian pesos (approximately Ps.0.25 to December 31, 2024) was applied to beverages with more than 10 grams of added sugar per 100 ml; and;
◦From January 1, 2025 to December 31, 2025, a tax of 38 Colombian pesos (approximately Ps.0.17 to December 31, 2024) will apply to beverages containing between 5 grams and 9 grams of added sugar per 100 ml and a tax of 65 Colombian pesos (approximately Ps.0.30 to December 31, 2024) will apply to beverages with more than 9 grams of added sugar per 100 ml;
•Introduction of a new tax on single-use plastics, with a rate of 0.00005 on one "Tax Value Unit" per gram of plastic. One Tax Value Unit is equivalent to 47,065 Colombian pesos (approximately Ps.271.08 as of December 31, 2024). This new tax is applicable to our products that are not considered part of the basic shopping basket (currently, two of Coca-Cola FEMSA's products fall into this category). However, this tax can be waived with a circular economy certification that will be issued in case recycled resin is incorporated into the packaging. In 2023, the Constitutional Court of Colombia issued a resolution (Resolution C-526/23) requiring that the producer of single-use plastics be responsible for the payment of this tax.
•Increase in the income tax rate as of January 1, 2023, from 20.0% to 35.0% on taxable income obtained from free zones within Colombia. This change will take effect on January 1, 2026 if a free zone company has a revenue increase of 60.0% in 2022 compared to 2019. However, The Constitutional Court of Colombia ruled that this law will not apply to entities that obtained its approval to be considered as a free zone company before December 13, 2022. Our Colombian subsidiary obtained such approval and was considered a free zone company prior to such date.
•Elimination of (i) the possibility of offsetting municipal sales taxes against income tax, and (ii) the "mega investment regime", which previously allowed a reduction in the nominal rate by 8%.
•Increase in the occasional income tax rate applicable to sales of fixed assets from 10.0% to 15.0%, and introduction of a stamp duty at a rate between 0.0% and 3.0%, on the sale price of real estate and other assets.
•Introduction of a minimum income tax rate of 15.0%, which must be calculated on the basis of adjusted financial profit or “adjusted income”. For entities that are required to calculate such minimum income tax, if such calculation results in a tax greater than 15.0%, such entity shall pay only the regular rate of income tax, and if the result is less than 15.0%, such entity shall pay an additional amount to reach the rate of 15.0%.
•The rules of the Effective Headquarters of Administration are expanded to consider day-to-day activities in Colombia instead of testing only the place where concrete and key decisions are made.
•The income tax rate corresponding to dividends or shares received by (i) foreign companies or other entities without a principal domicile in the country, (ii) natural persons without residence in Colombia and (iii) illiquid successions of deceased persons who were not residents in Colombia, is increased from 10% to 20%.
•The discount in income tax for investments made in research, technological development or innovation is increased from 25% to 30%, in each case of the value invested in such projects in the taxable period in which the investment was made.
In February 2025, the Colombian government issued a decree containing temporary tax measures applicable from February 22, 2025 to December 31, 2025. Such decree imposes a stamp tax rate of 1.0% for public and private documents exceeding 6,000 Tax Value Units (approximately Ps. 1,373,517.90 as of December 31, 2024) that are subscribed, modified or extended and are granted or accepted in Colombia, or grated abroad but executed with Colombian jurisdiction. Several exemptions are applicable under certain circumstances. If the Colombia government decides to implement such tax measures on a permanent basis, relevant tax regulations will have to be amended accordingly.
Costa Rica
Until December 31, 2022, the producer or importer was responsible for collecting value-added taxes on carbonated beverages from supply chain participants, with an effective value-added tax rate for carbonated beverages of 15.8%. On January 1, 2023, a new tax reform came into effects to reintroduce the standard debt and credit system for producers, wholesalers, and retailers with a tax rate of 13.0%. Accordingly, our Costa Rican subsidiary is no longer responsible for collecting such tax throughout the entire supply chain.
Brazil
In early 2017, Brazil's Supreme Federal Court ruled that value-added tax would not be used as a basis for calculating federal sales tax, resulting in a reduction of federal sales tax. Our Brazilian subsidiaries initiated legal proceedings to determine their ability to calculate federal sales tax without using value-added tax as a basis, in accordance with the Federal Supreme Court's ruling, and obtained a favorable resolution in 2019. Brazilian tax authorities appealed the decision and the Brazilian Federal Supreme Court denied the appeal in May 2021. Pursuant to the favorable 2019 resolution, the average federal sales taxes was 14.6% on net sales in 2023 and 2024.
In December 2022, the Brazilian government published new transfer pricing rules which became effective as of January 1, 2024, aiming to align the Brazilian transfer pricing system with the transfer pricing guidelines recommended by the Organization for Economic Cooperation and Development ("OECD"). In addition, during 2023, the Brazilian government issued regulations to establish the guidelines required to comply with the new transfer pricing rules. As of the date of this report, no further regulations has been issued.
In March 2023, the value-added tax rate in the state of Paraná increased from 16.0% to 18.0%. As of January 1, 2024, the value-added tax rate in the state of Rio Grande do Sul was 18.0%. In April 2024, the value added tax rate in the state of Goias increased from 17.0% to 19.0%. On January 1, 2024, the state of Minas Gerais began to apply an additional charge of 2.0% on sales as a contribution to a poverty eradication fund.
In December 2024, the Brazilian government published law #15.079, which established the Additional Social Contribution on Net Profit (“Additional CSLL”) and introduces the Qualified Minimum Domestic Complementary Tax (“QDMTT”) method, in alignment with the OECD's Pillar 2 initiative. This additional CSLL aims to guarantee a minimum taxation of 15.0% for large multinational groups and began applying in January 2025, with the first payment to be made in 2026.
In December 2023, the Brazilian government published an interim measure establishing the amount of tax credits subject to a final and unrepealable judicial decision, pursuant to which any credit exceeding 10 million Brazilian reais (approximately Ps 33.7 million as of December 31, 2024) can only be applied on a monthly basis up to 1/60 of the total value of the tax credit. The interim measure was signed into law in May 2024.
Effective January 1, 2024, subsidies provided by municipalities or states will be subject to income and social contribution taxes at the combined tax rate of 34.0% and will be subject to other applicable taxes at a combined tax rate of 9.25%. In addition, the Brazilian federal government will grant an income tax credit of 25.0% on the municipal or state subsidies, limited to the lesser of (i) the amount of 25.0% of the tax benefit itself and (ii) 25.0% of the depreciation of such assets applied to approved development or expansion projects that generated such subsidy, provided certain conditions are met. In April 2024, our Brazilian subsidiary had a favorable precautionary measure granted (“liminar”) by the Federal Court not to apply income and social contribution taxes on such subsidies.
In addition, in December 2023, the Brazilian government published a constitutional amendment enacting a comprehensive tax reform in Brazil that will replace the current indirect tax system with a new one, which will be implemented progressively starting January 1, 2026 until its full adoption in 2033. The municipal service tax, state value-added tax and federal sales tax will be replaced by a dual value-added tax (“Dual VAT”), composed of the federal "CBS" and the state/municipal "IBS". Dual VAT will apply to all tangible and intangible goods, rights and services, and will be calculated based on the amount charged at the place where the goods are consumed or the rights and services,are provided. This new tax system is a non-cumulative system, allowing tax credits from previous transactions. Initially, there will be a standard rate for all goods and services, with exceptions for certain sectors such as education, health, public transportation, food for human consumption and agricultural products, among others, which will be entitled to a tax reduction of 100.0%, 70.0%, or 40.0% of the tax rate. However, the federal, state, and municipal governments may determine the applicable fees by specific law. The final applicable rate where the goods are consumed or the services are provided shall be the sum of the rates determined by the municipality and state for the IBS and the federal government for the CBS. On December 17, 2024, the Federal Congress approved a law to enable the bases of the new regulation, which was approved by the President of the Republic with some vetoes on January 16, 2024. The vetoes will be analyzed by congressmen, who can accept or reject them. This approved bill also imposes a special tax (“Imposto Seletivo or IS”) on the production, extraction, marketing or import of sugary beverages, as well as other services or goods considered harmful to health and the environment, starting in 2028. This tax will be applied only once, will not generate a subsequent tax credit (as it is subject to the so-called single-phase system) and will be used as part of the taxable base of other taxes applied to the sales of such services and goods. The current special tax (IPI) will be reduced to zero, except for those products produced in the Manaus Free Trade Zone in order to maintain the competitiveness and development of said incentivized zone. In 2025, further regulation detailing the Dual VAT and selective tax rates will be issued. Additionally, the approved bill establishes five-year reviews of the combined rate of the Dual VAT. If the total exceeds 26.5%, the government must propose a reduction to congress.
Argentina
In June 2021 (with retroactive effect from January 2021), the Argentine government increased the income tax rate to 35.0% for 2021 onwards and imposed a tax rate of 7.0% on dividends paid to non-resident shareholders and resident individuals.
In December 2023, the Argentine government issued an executive decree (Decree 29/2023) that increased the Program for an Inclusive and Supportive Argentina ("PAIS") tax rate to 17.5%, applicable to the import of goods (excluding goods in the commercial basket, fuels, lubricants, and other goods related to power generation). This tax is applicable to foreign currency transactions carried out on or after December 13, 2023 and represents an additional cost for our operations in Argentina. This tariff is also applicable to cargo services and other services for the transport of imported or exported goods, or when such services are acquired in Argentina and provided by non-residents. In December 2024, the PAIS tax was not renewed by the Argentine government and thus terminated.
Chile
On October 24, 2024, Law No. 21,713 was published, which established rules to ensure compliance with tax obligations within the pact for economic growth, social progress and fiscal responsibility, reforming tax legislation in several aspects. The main modifications included:
•Modifications to the power of the Internal Revenue Service (“SII”) to assess the price or value assigned to the object of a sale or service, establishing a concept of “market value.” In addition, the concept of “legitimate business reason” is defined, considering that the appraisal power does not apply to the contributions of assets made in the context of a business group reorganization, provided that a series of copulative requirements are met and the operation has a legitimate business reason.
•Changes in the procedure and application of the General Anti-Avoidance Rule (“NGA”). An Executive Committee was created to evaluate the implementation of the NGA and to make recommendations to the director of the SII on its implementation.
•New rule to set an interest rate applicable to taxes paid after the deadline of 1.5% per month (18.0% per annum) that accrues on taxes paid after the applicable deadline. This penal interest accrues and is calculated for each day of delay.
•Creation of the figure of the “anonymous whistleblower” as a collaborator in the investigation of tax crimes. Individuals who voluntarily collaborate with investigations of facts constituting tax crimes, provided that they meet certain requirements, will be entitled to receive 10.0% of the fine applied as a result of their collaboration.
•Audit of business groups with effect for all the entities that make up such group. The SII may audit business groups, unifying all the entities that are part of it, with effects for the entire group.
•Change in the relationship rule to establish the control of entities under the Controlled Foreign Corporation, on the recognition of passive income abroad.
•Transitory tax amnesty to declare capital and income abroad, which establishes a single tax of 12.0%, for taxpayers domiciled or resident in Chile, established or incorporated in the country prior to January 1, 2023, with respect to assets and income that are abroad but which, when having been subject to taxes in Chile, had not been duly declared or taxed.
•Incorporation of digital platforms as VAT taxpayers, assimilating them to digital service providers and subjecting them to the simplified taxation regime.
•Modifications to the VAT applicable to imports. Movable tangible property located abroad acquired by a person who is not a VAT taxpayer in Chile is understood to be located in Chile.
Ecuador
Due to recent developments in Ecuador, the government decreed the payment of a temporary contribution for the years 2024 and 2025, equivalent to 3.25% of the income tax base for the fiscal year 2022. Similary, to finance the country's internal conflict, the government decreed an increase in the VAT from 12.0% to 15.0%. It was expected that, by the end of the fiscal year 2024, the rate of the Currency Exit Tax (ISD) would be reduced to 2.0%; however, the then current government eliminated this provision and there were increases that raised this tax to 3.5% and 5.0%. The profit attributable to new investments made during 2024 and 2023 can benefit from a 3.0% or 5.0% decrease in the calculation of income tax. Since 2024, a self-withholding regime (advance income tax) was established for large taxpayers where rates of between 1.25% and 2.25% of total sales were established for the pharmaceutical retail sector.
25.4 Taxation
The following summary contains a description of certain U.S. federal income and Mexican federal tax consequences of the purchase, ownership, and disposition of our units or American Depositary Shares (“ADS”) by an owner who is a citizen or resident of the United States, a U.S. domestic corporation, or a person or entity that will otherwise be subject to federal income tax based on net revenue with respect to units or ADSs. which we refer to as a U.S. holder, but is not intended to be a description of all possible tax considerations that may be relevant to a decision to purchase, hold, or dispose of the units or ADSs. In particular, this discussion does not address all Mexican or U.S. federal income tax considerations that may be relevant to a particular investor, nor does it address the special tax rules applicable to certain categories of investors, such as banks, intermediaries, merchants who choose market value, tax-exempt entities, insurance companies, certain short-term holders of units or ADSs, or investors who own the units or ADSs as part of a hedging, conversion, or integrated transaction, partnerships or partners therein, nonresident foreign individuals present in the United States for 183 days or more, or investors who have a “functional currency” other than the U.S. dollar. U.S. holders should be aware that the tax consequences of owning units or ADSs may be substantially different for the investors described in the previous sentence. This summary deals only with U.S. holders who will hold the units or ADSs as equity assets and does not address the tax treatment of a U.S. holder who owns or is treated as owning 10.0% or more of the shares by vote or security (including units) of our company.
This summary is based on the federal tax laws of the United States and Mexico in effect as of the date of this annual report, including the provisions of the U.S.-Mexico income tax treaty and its protocols, or the Tax Treaty, which are subject to change. The summary does not address any tax consequences under the laws of any state or municipality in Mexico or the United States, or the laws of any tax jurisdiction other than the federal laws of Mexico and the United States. Holders of the units or ADSs should consult their tax advisors regarding the U.S., Mexican or other tax consequences of the purchase, ownership and disposition of units or ADSs, including, in particular, the effect of any foreign, state or local tax laws.
Mexican Taxation
For purposes of this summary, the term “nonresident holder” means a holder who is not a resident of Mexico and who does not own the units or ADSs in connection with conducting a trade or business through a permanent establishment in Mexico. For the purposes of Mexican taxation, an individual is a resident of Mexico if he or she has established his or her home in Mexico, or if he or she has another household outside of Mexico, but his or her “center of vital interests” (as defined in the Federal Tax Code in Mexico) is located in Mexico. A person's “center of vital interests” is located in Mexico when, among other circumstances, more than 50.0% of that person's total income during a calendar year originates within Mexico. A legal entity is a resident of Mexico if it has its principal place of business or its place of effective administration in Mexico. A Mexican citizen is presumed to be a resident of Mexico unless they can prove otherwise. If a legal entity or an individual is deemed to have a permanent establishment in Mexico for tax purposes, all income attributable to such permanent establishment will be subject to Mexican taxation, in accordance with applicable tax laws.
25.5 Tax Considerations Relating to Units and ADSs
Taxation of dividends. Effective January 1, 2014, in accordance with Mexican income tax laws, dividends, whether in cash or in kind, paid to individuals or non-residents in Mexico, on the Series B shares and Series L shares underlying our units or ADSs, are subject to 10.0% withholding tax, or a lower rate if they are covered by a tax treaty. Profits that have been obtained and are subject to income tax before January 1, 2014 are exempt from this withholding.
Taxation of Disposals of ADSs or Units. As of January 1, 2014, gains from the sale or disposition of shares made on the Mexican Stock Exchange or other securities market approved in Mexico by individuals resident in Mexico will be subject to an income tax rate of 10.0%, and gains from the sale or disposal of interests made on the Mexican Stock Exchange or other approved securities market in Mexico individuals and legal entities that are not residents in Mexico will be subject to a withholding tax of 10.0% in Mexico. The cost at which the shares were acquired prior to January 1, 2014 is calculated using the average closing price per share over the last twenty-two days. If the closing price per share in the last twenty-two days is considered unusual compared to the closing prices in the last six months, then the calculation is made using the average closing price per share over the last six months. However, a holder who is eligible to claim the benefits of any tax treaty will be exempt from Mexican withholding tax on gains made on a sale or other disposition of units, provided certain additional requirements are met.
Gains on the sale or other disposition of shares or ADSs made in a transaction that is not carried out through the Mexican Stock Exchange or other approved securities market in Mexico would generally be subject to Mexican taxation, regardless of the nationality or residence of the transferor. However, under the Tax Treaty, a holder who is eligible to claim the benefits of the Tax Treaty will be exempt from Mexican tax on gains made on such sale or other disposition of units or ADSs, provided that the holder does not own, directly or indirectly, 25.0% or more of our total share capital (including units represented by ADSs) within the 12-month period preceding such sale or other sale and provided that the owner does not own, directly or indirectly, that the profits are not attributable to a permanent establishment or a fixed base in Mexico. Deposits of units in exchange for ADSs and withdrawals of units in exchange for ADSs will not give rise to Mexican taxes.
Other Mexican Taxes
There are no Mexican inheritance, gift or value-added taxes applicable to the ownership, transfer, exchange, or disposition of the ADSs or units, although free transfers of units may, in certain circumstances, cause a Mexican federal tax to be imposed on the recipient. There are no Mexican taxes or stamp, issuance, registration or similar duties that must be paid by the owners of the units.
25.6 BEPS Pillar II
The OECD has published the Pillar Two Rules to facilitate the domestic application of the global minimum tax of 15.0% in certain jurisdictions in which the Company operates. The legislation will become effective in most European jurisdictions where the Company has a presence beginning on January 1, 2025.
The Company is within the scope of the legislation enacted or substantially enacted in several jurisdictions and has conducted an assessment of the Company's potential exposure to Pillar Two income taxes for the financial year 2024.
The Company has applied the mandatory exception to recognizing and disclosing information about deferred tax assets and liabilities arising from Pillar Two income taxes. Furthermore, the Company has reviewed its corporate structure in light of the introduction of Pillar Two Rules in various jurisdictions. Since the Company's effective tax rate is well above 15.0% in all jurisdictions in which it operates, it has determined that it is not subject to Pillar Two “top-up” taxes. Therefore, the consolidated financial statements do not include information required by paragraphs 88A-88D of IAS 12.
The assessment of potential exposure to income taxes in the Pillar Two is based on the most recent tax returns, country-by-country reports and financial statements of the entities that are part of the Company. According to the assessment, effective Pillar Two tax rates in most jurisdictions where the Company operates are above 15.0%. The Company does not expect significant exposure to Pillar Two income taxes in those jurisdictions; however, the development and publication of such rules will be monitored.
The Mexican tax authority, as of December 31, 2024, has not issued local rules related to the tax treatment of the Pillar Two Rules.
25.7 Income tax rates
The income tax rates in the countries where the Company operates as of December 31, 2024, 2023 and 2022 were as follows:

	2024	2023	2022
Mexico	30.0%	30.0%	30.0%
Guatemala	25.0%	25.0%	25.0%
Costa Rica	30.0%	30.0%	30.0%
Panama	25.0%	25.0%	25.0%
Nicaragua	30.0%	30.0%	30.0%
Colombia	35.0%	35.0%	35.0%
Argentina	35.0%	35.0%	35.0%
Brazil	34.0%	34.0%	34.0%
Chile	27.0%	27.0%	27.0%
Peru	29.5%	29.5%	29.5%
Ecuador	25.0%	25.0%	25.0%
Uruguay	25.0%	25.0%	25.0%
United States	21.0%	21.0%	21.0%
Switzerland	18.6%	18.6%	18.6%
The management currently has no reason to believe that the tax rates will change in the foreseeable future.
25.8 Income Tax
The major components of income tax expense for the years ended December 31, 2024, 2023 and 2022 are:

	2024		2023		2022
Current tax expense	Ps.	24,552	Ps.	30,413	Ps.	17,007
Deferred tax expense (benefit):
Origination and reversal of temporary differences		553		247		(1,164)
Utilization (benefit) of tax losses, net		2,299		(3,198)		(389)
Change in the statutory rate		(15)		(172)		(102)
Total deferred tax expense (benefit)		2,837		(3,123)		(1,655)
Total income taxes	Ps.	27,389	Ps.	27,290	Ps.	15,352
Total income taxes attributable to continued operation	Ps.	25,433	Ps.	12,971	Ps.	13,275
Total income taxes attributable to discontinued operation		1,956		14,319		2,077
	Ps.	27,389	Ps.	27,290	Ps.	15,352
Recognized in Consolidated Statement of Other Comprehensive Income (“OCI”)

Income tax related to items charged or
recognized directly in OCI during the period:	2024		2023		2022
Unrealized gain (loss) on cash flow hedges	Ps.	801	Ps.	(355)	Ps.	(1,158)
Exchange differences on translation of foreign operations		(1,895)		(1,951)		(3,742)
Remeasurements of the net defined benefit liability		(399)		11		383
Share of the other comprehensive income of equity method accounted investees		—		3,108		1,129
Total income tax expense (benefit) recognized in OCI	Ps.	(1,493)	Ps.	813	Ps.	(3,388)
A reconciliation between tax expense and income before income taxes and share of the profit or loss of associates and joint ventures accounted for using the equity method multiplied by the Mexican domestic tax rate for the years ended December 31, 2024, 2023 and 2022 is as follows:

	2024	2023	2022
Mexican statutory income tax rate	30.0%	30.0%	30.0%
Difference between book and tax inflationary values and translation effects	(2.2)%	(1.7)%	(5.4)%
Annual inflation tax adjustment	0.4%	0.2%	7.0%
Income tax at a rate other than Mexican statutory rates	1.3%	0.9%	2.8%
Non-deductible expenses	3.3%	2.1%	3.8%
Taxable (non-taxable) income	1.1%	(3.2)%	1.4%
Others	0.1%	0.1%	0.1%
Tax loss (recognition) write off (1) (2) (3)	3.4%	(3.3)%	(5.5)%
Adjustments for previous tax years	—%	—%	0.4%
Impairments	2.5%	—%	—%
Sale of investment of Heineken	—%	1.2%	—%
Consolidated Effective income tax rate	39.9%	26.3%	34.6%
Effective income tax rate from continued operations	37.1%	22.7%	33.0%
Effective income tax rate from discontinued operations	2.8%	3.6%	1.6%

(1)During 2022, Coca-Cola FEMSA recognized an amount of Ps.(2,194) as favorable effects on the deferred tax assets of its territories taking into account our expectation that those deferred tax assets will be recovered in the future.
(2)The majority related to tax loss generated in 2023 from a reorganization of the business at Health Division in Chile.
(3)In 2024, the majority related to non-recoverable tax losses from our Spin business.
Deferred Income Tax Related to:

	Consolidated Statement				Consolidated
	of Financial Position as of				Income Statements
	December 31, 2024		December 31, 2023		2024		2023		2022
Expected credit losses	Ps.	(818)	Ps.	(356)	Ps.	(635)	Ps.	(6)	Ps.	21
Inventories		4		(61)		83		(1)		99
Other current assets		175		317		63		92		(78)
Property, plant and equipment, net		(7,780)		(7,075)		(1,540)		275		(1,345)
Right of use Assets		613		(1,166)		79		194		(151)
Investments in equity method accounted investees		741		(51)		793		74		(58)
Other assets		872		315		(650)		(884)		36
Finite useful lived intangible assets		41		131		(8)		145		(139)
Indefinite lived intangible assets		2,932		1,499		822		(2,161)		402
Post-employment and other long-term employee benefits		(851)		(821)		(77)		(79)		(71)
Derivative financial instruments		(206)		(240)		(41)		(577)		(111)
Provisions		(2,112)		(4,602)		1,400		(1,006)		43
Employee profit sharing payable		(1,128)		(1,003)		100		(56)		(304)
Tax loss carryforwards		(9,467)		(13,137)		4,719		(3,198)		(389)
Tax credits to recover (1)		(70)		(797)		256		(73)		255
Cumulative other comprehensive income		(69)		(394)		375		—		(417)
Exchange differences on translation of foreign operations in OCI		—		2,000		—		—		—
Other liabilities		(3,299)		(1,785)		(1,655)		(45)		322
Lease liabilities		(3,119)		(446)		(1,777)		(255)		(272)
Liabilities of amortization of goodwill of business acquisition		5,322		7,445		(252)		—		—
Deferred income tax					Ps.	2,055	Ps.	(7,561)	Ps.	(2,157)
Deferred tax income net recorded in share of the profit of equity method accounted investees						—		1,601		567
Deferred income tax, net					Ps.	2,055	Ps.	(5,960)	Ps.	(1,590)
Deferred tax discontinued operations					Ps.	782	Ps.	2,838	Ps.	(65)
Deferred income taxes, net	Ps.	(18,219)	Ps.	(20,227)
Deferred tax asset before reclassification to assets held for sale		(27,632)		(29,639)
Deferred tax asset from assets held for sale		720		2,041
Deferred tax assets	Ps.	(26,912)	Ps.	(27,598)
Deferred tax liability before reclassification to assets held for sale		9,077		7,373
Deferred tax liability from assets held from sale		(384)		(2)
Deferred tax liabilities	Ps.	8,693	Ps.	7,371

(1)Corresponds to income tax credits arising from dividends received from foreign subsidiaries to be recovered within the next ten years according to the Mexican Income Tax law.
Income tax related to Accumulated Other Comprehensive Income (“AOCI”)

Income tax related to items charged or
recognized directly in AOCI as of the year:	2024		2023
Unrealized gain on derivative financial instruments	Ps.	1,125	Ps.	324
Remeasurements of the net defined benefit liability		(620)		(221)
Exchange differences on translation of foreign operations		(67)		1,828
Gain on hedge of net investments in foreign operations		1,401		1,401
Total deferred tax loss related to AOCI	Ps.	1,839	Ps.	3,332
The changes in the balance of the net deferred income tax asset are as follows:

	2024		2023		2022
Balance at the beginning of the period	Ps.	(20,227)	Ps.	(20,067)	Ps.	(14,691)
Deferred tax provision for the period		2,055		(5,960)		(1,115)
Deferred tax income net recorded in share of the profit of equity method accounted investees		—		2		(694)
Acquisition of subsidiaries		—		1,871		—
Effects in equity:
Unrealized (gain) on cash flow hedges		801		(594)		(1,281)
Exchange differences on translation of foreign operations		18		1,002		(2,604)
Remeasurements of the net defined benefit liability		(399)		405		497
Retained earnings of equity method accounted investees		—		954		(334)
Restatement effect of the period and beginning balances associated with hyperinflationary economies		(803)		121		155
Related discontinued operations		336		2,039		—
Balance at the end of the period	Ps.	(18,219)	Ps.	(20,227)	Ps.	(20,067)
Tax Loss Carryforwards
The subsidiaries in Mexico, Colombia, Chile, Uruguay, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax losses carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

	Tax Loss
Year	Carryforwards
2025	Ps.	1,875
2026		1,616
2027		1,634
2028		1,604
2029		1,491
2030		2,996
2031		3
2032		563
2033		46
2034 and thereafter		11,101
No expiration (Brazil and Colombia)		8,363
	Ps.	31,292
Considering all available evidence, including forecasts, business plans and strategic measures, as of December 31, 2024 and 2023 the Company has decided not to recognize a deferred income tax asset related to temporary differences not recognized in previous tax years. The amount of deferred income tax assets not recognized in previous tax years as of December 31, 2024 and 2023 were Ps. 2,500 and Ps 1,547, respectively.
As a result of the sale of Imbera and Torrey (Note 4.3.2), in December 31, 2024, the Company has decided not to recognize a deferred income tax asset related to the tax loss generated by the disposal of its businesses to Ps. 282. The recovery of this tax loss is dependent on the generation of future earnings arising from the sale of investments in shares; therefore, the Company does not consider this tax loss recoverable and has not recognized the corresponding deferred tax asset.
The Company recorded certain goodwill balances due to business acquisitions that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of net operating losses (NOLs) in Brazil which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2024, the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2024		2023
Balance at beginning of the period	Ps.	42,813	Ps.	31,323
Derecognized		(8,874)		(932)
Increase (1)		6,115		21,018
Usage of tax losses		(10,747)		(7,281)
Translation effect of beginning balances		1,985		(1,315)
Balance at end of the period	Ps.	31,292	Ps.	42,813

(1)The recognition of tax loss carryforwards from previous years is shown under the item of increase, together with the tax loss carryforwards generated in the same years
Taxes associated with the payment of dividends
There were no withholding taxes associated with the payment of dividends in 2024, 2023 or 2022 by the Company to its shareholders.
Undistributed profits
The Company has determined that undistributed profits of its subsidiaries will not be distributed in the foreseeable future. As of December 31, 2024, 2023 and 2022, the unrecognized deferred tax liabilities associated with investments in subsidiaries, associates and joint ventures aggregate to Ps. 31,261, Ps. 19,307 and Ps. 48,427, respectively; and, as of December 31, 2024, 2023 and 2022, the unrecognized deferred tax assets associated with investments in subsidiaries in discontinued operations aggregate to Ps. 1,472, Ps. 0 and Ps. 0, respectively.